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                                                                   EXHIBIT 23(B)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 10, 1995 incorporated by reference or included in CliniCom Incorporated's Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this registration statement.


                                          ARTHUR ANDERSEN LLP


Denver, Colorado
August 30, 1995